                                                                  Exhibit 10.12



                                                                   MASTER LEASE
                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048

                           MASTER LEASE NUMBER 46866 DATED AS OF APRIL 27, 1999

Name and Address of Lessee:
Labor Ready Southwest, Inc.
1016 S. 28th Street
Tacoma, WA 98409

MASTER LEASE PROVISIONS

1. LEASE. Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease from Lessor, the personal property described in a Supplement or Supplements to this Master Lease from time to time signed by Lessor and Lessee upon the terms and conditions set forth herein and in the related Supplement (such property together with all replacements, repairs, and additions incorporated therein or affixed thereto being referred to herein as the "Equipment). The lease of the items described in a particular supplement shall be considered a separate lease pursuant to the terms of the Master Lease and the Supplement the same as if a single lease agreement containing such terms had been executed covering such items.

2. TERM. The term of this lease with respect to each item of Equipment shall begin on the date it is accepted by Lessee and shall continue for the number of consecutive months from the rent commencement date shown in the related Supplement (the "initial term) unless earlier terminated as provided herein or unless extended automatically as provided below in this paragraph. The rent commencement date is the 15th day of the month in which all of the items of Equipment described in the related Supplement have been delivered and accepted by Lessee if such delivery and acceptance is completed on or before the 15th of such month, and the rent commencement date is the last day of such month if such delivery and acceptance is completed during the balance of such month. In the event Lessee executes the related Supplement prior to delivery and acceptance of all items of Equipment described therein, Lessee agrees that the rent commencement date maybe left blank when Lessee executes the related Supplement and hereby authorizes Lessor to insert the rent commencement date based upon the date appearing on the delivery and acceptance certificate signed by Lessee with respect to the last item of Equipment to be delivered.

     AUTOMATIC EXTENSION. Lessee or Lessor may terminate this lease at the expiration of the initial term by giving the other at least 90 days prior written notice of termination. If neither Lessee nor Lessor gives such notice, then the term of this lease shall be extended automatically on the same rental and other terms set forth herein (except that in any event rent during any extended term shall be payable in the amounts and at the times provided in paragraph 3) for successive periods of one month until terminated by either Lessee or Lessor giving the other at least 90 days prior written notice of termination.

3. RENT Lessee shall pay as basic rent for the initial term of this lease the amount shown in the related Supplement as Total Basic Rent. The Total Basic Rent shall be payable in installments each in the amount of the basic rental payment set forth in the related Supplement plus sales and use tax thereon. Lessee shall pay advance installments and any security deposit, each as shown in the related Supplement, on the date it is executed by Lessee. Subsequent installments shall be payable on the first day of each rental payment period shown in the related Supplement beginning after the first rental payment period; provided, however, that Lessor and Lessee may agree to any other payment schedule, including irregular payments or balloon payments, in which event they shall be set forth in the space provided in the Supplement for additional provisions. If the actual cost of the Equipment is more or less than the Total Cost as shown in the Supplement, the amount of each installment of rent will be adjusted up or down to provide the same yield to Lessor as would have been obtained if the actual cost had been the same as the Total Cost. Adjustments of 10% or less may be made by written notice from Lessor to Lessee. Adjustments of more than 10% shall be made by execution of an amendment to the Supplement reflecting the change in Total Cost and rent.

     During any extended term of this lease, basic rent shall be payable monthly in advance on the first day of each month during such extended term in the amount equal to the basic rental payment set forth in the related Supplement if rent is payable monthly during the initial term or in an amount equal to the monthly equivalent of the basic rental payment set forth in the related Supplement if rent is payable other than monthly during the initial term. In addition, Lessee shall pay any applicable sales and use tax on rent payable during any extended term.

     In addition to basic rent, which is payable only from the rent commencement date as provided above, Lessee agrees to pay interim rent with respect to each separate item of Equipment covered by a particular Supplement from the date it is delivered and accepted to the rent commencement date at a daily rate equal to the percentage of Lessor's cost of such item specified in such Supplement. Interim rent accruing each calendar month shall be payable by the 10th day of the following month and in any event on the rent commencement date. Lessee agrees that if all of the items of Equipment covered by such Supplement have not been delivered and accepted thereunder before the date specified as the Cutoff Date in such Supplement, Lessee shall purchase from Lessor the items of Equipment then subject to the lease within five days after Lessor's request to do so for a price equal to Lessors cost of such items plus all accrued but unpaid interim rent thereon. Lessee shall also pay any applicable sales and use tax on such sale.

4. SECURITY DEPOSIT. Lessor may apply any security deposit toward any obligation of Lessee under this lease, and shall return any unapplied balance to Lessee without interest upon satisfaction of Lessee's obligations hereunder.

5. WARRANTIES. Lessee agrees that it has selected each item of Equipment based upon its own judgment and disclaims any reliance upon any statements or representations made by Lessor. LESSOR MAKES NO WARRANTY WITH RESPECT TO THE EQUIPMENT, EXPRESS OR IMPLIED, AND LESSOR SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ANY LIABILITY FOR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR THE INABILITY TO USE THE EQUIPMENT Lessee agrees to make the rental and other payments required hereunder without regard to the condition of the equipment and to look only to persons other than Lessor such as the manufacturer, vendor or carrier thereof should any item of Equipment for any reason be defective. So long as no Event of Default has occurred and is continuing, Lessor agrees, to the extent they are assignable, to assign to Lessee, without any recourse to Lessor, any warranty received by Lessor.

6. TITLE. Title to the Equipment shall at all times remain in Lessor, and Lessee at its expense shall protect and defend the title of Lessor and keep it free of all claims and liens other than the rights of Lessee hereunder and claims and liens created by or arising through Lessor. The Equipment shall remain personal property regardless of its attachment to realty, and Lessee agrees to take such action at its expense as may be necessary to prevent any third party from acquiring any interest in the Equipment as a result of its attachment to realty.

7. LAWS AND TAXES. Lessee shall comply with all laws and regulations relating to the Equipment and its use and shall promptly pay when due all sales, use, property, excise and other taxes and all license and registration fees now or hereafter imposed by any governmental body or agency upon the Equipment or its use or the rentals hereunder. Upon request by Lessor, Lessee shall prepare and file all tax returns relating to taxes for which Lessee is responsible hereunder which Lessee is permitted to file under the laws of the applicable taxing jurisdiction.

8. INDEMNITY. Lessee hereby indemnifies Lessor against and agrees to save Lessor harmless from any and all liability and expense arising out of the ordering, ownership, use, condition, or operation of each item of Equipment during the term of this lease, including liability for death or injury to persons, damage to property, strict liability under the laws or judicial decisions of any state or the United States, and legal expenses in defending any claim brought to enforce any such liability or expense.

9. ASSIGNMENT WITHOUT LESSORS PRIOR WRITTEN CONSENT, LESSEE WILL NOT SELL, ASSIGN, SUBLET, PLEDGE, OR OTHERWISE ENCUMBER OR PERMIT A LIEN ARISING THROUGH LESSEE TO EXIST ON OR AGAINST ANY INTEREST IN THIS LEASE OR THE EQUIPMENT, or remove the Equipment from its location referred to above. Lessor may assign its interest in this lease and sell or grant a security interest in all or any part of the Equipment without notice to or the consent of Lessee. Lessee agrees not to assert against any assignee of Lessor any claim or defense Lessee may have against Lessor.

10. INSPECTION. Lessor may inspect the Equipment at anytime and from time to time during regular business hours.

11. REPAIRS. Lessee will use the Equipment with due care and for the purpose for which it is intended. Lessee will maintain the Equipment in good repair, condition and working order and will furnish all parts and services required therefor, all at its expense, ordinary wear and tear excepted. Lessee shall, at its expense, make all modifications and improvements to the Equipment required by law, and shall not make other modifications or improvements to the Equipment without the prior written consent of Lessor. All parts, modifications and improvements to the Equipment shall, when installed or made, immediately become the property of Lessor and part of the Equipment for all purposes.

12. LOSS OR DAMAGE. In the event any item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of condemnation or seizure of any item of Equipment, Lessee shall promptly pay Lessor the sum of (a) the amount of all rent and other amounts payable by Lessee hereunder with respect to such item due but unpaid at the date of such payment plus (b) the amount of all unpaid rent with respect to such item for the balance of the term of this lease not yet due at the time of such payment discounted from the respective dates installment payments would be due at the rate implicit in the schedule of rental payments when applied to the cost of such item plus (c) 10% of the cost of such item as shown in the related supplement. Upon payment of such amount to Lessor, such item shall become the property of Lessee, Lessor will transfer to Lessee, without recourse or warranty, all of Lessor's right, title and interest therein, the rent with respect to such item shall terminate, and the basic rental payments on the remaining items shall be reduced accordingly. Lessee shall pay any sales and use taxes due on such transfer. Any insurance or condemnation proceeds received shall be credited to Lessee's obligation under this paragraph and Lessor shall be entitled to any surplus.

13. INSURANCE. Lessee shall obtain and maintain on or with respect to the Equipment at its own expense (a) liability insurance insuring against liability for bodily injury and property damage with a minimum limit of $500,000 combined single limit and (b) physical damage insurance insuring against loss or damage to the Equipment in an amount not less than the full replacement value of the Equipment. Lessee shall furnish Lessor with a certificate of insurance evidencing the issuance of a policy or policies to Lessee in at least the minimum amounts required herein naming Lessor as an additional insured thereunder for the liability coverage and as loss payee for the property damage coverage. Each such policy shall be in such form and with such insurers as may be satisfactory to Lessor, and shall contain a clause requiring the insurer to give to Lessor at least 10 days prior written notice of any alteration in the terms of such policy or the cancellation thereof, and a clause specifying that no action or misrepresentation by lessee shall invalidate such policy. Lessor shall be under no duty to ascertain the existence of or to examine any such policy or to advise Lessee in the event any such policy shall not comply with the requirements hereof

14. RETURN OF THE EQUIPMENT Upon the expiration or earlier termination of this lease, Lessee will immediately deliver the Equipment to Lessor in the same condition as when delivered to Lessee, ordinary wear and tear excepted at such location within the continental United States as Lessor shall designate. Lessee shall pay all transportation and other expenses relating to such delivery.

15. ADDITIONAL ACTION. Lessee will promptly execute and deliver to Lessor such further documents and take such further action as Lessor may request in order to carry out more effectively the intent and purpose of this lease, including the execution and delivery of appropriate financing statements to protect fully Lessors interest hereunder in accordance with the Uniform Commercial Code or other applicable law Lessee will furnish from time to time on request, a copy of Lessee's latest annual balance sheet and income statement.

16. LATE CHARGES. If any installment of interim rent or basic rent is not paid when due, Lessor may impose a late charge of up to 5% of the amount of the installment but in any event not more than permitted by applicable law. Payments thereafter received shall be applied first to delinquent installments and then to current installments.

17. DEFAULT Each of the following events shall constitute an "Event of Default" hereunder: (a) Lessee shall fail to pay when due any installment of interim rent or basic rent; (b) Lessee shall fail to observe or perform any other agreement to be observed or performed by Lessee hereunder and the continuance thereof for 10 calendar days following written notice thereof by Lessor to Lessee; (c) Lessee or any guarantor of this lease or any partner of Lessee if Lessee is a partnership shall cease doing business as a going concern or make an assignment for the benefit of creditors; (d) Lessee or any guarantor of this lease or any partner of Lessee if Lessee is a partnership shall voluntarily file, or have filed against it involuntarily, a petition for liquidation, reorganization, adjustment of debt, or similar relief under the federal Bankruptcy Code or any other present or future federal or state bankruptcy or insolvency law, or a trustee, receiver, or liquidator shall be appointed of it or of all or a substantial part of its assets; (e) any individual Lessee, guarantor of this lease, or partner of Lessee if Lessee is a partnership shall die; (f) any financial or credit information submitted by or on behalf of Lessee shall prove to have been false or materially misleading when made; (g) an event of default shall occur under any other obligation Lessee owes to Lessor; (h) any indebtedness Lessee may now or hereafter owe to any affiliate of Lessor shall be accelerated following a default thereunder or, if any such indebtedness is payable on demand, payment thereof shall be demanded; (i) if Lessee is a corporation, more than 50% of the shares of voting stock of Lessee shall become owned by a shareholder or shareholders who were not owners of voting stock of Lessee on the date this lease begins or, if Lessee is a partnership, more than 50% of the partnership interests in the Lessee shall become owned by a partner or partners who were not partners of Lessee on the date this lease begins; and
6) Lessee shall consolidate with or merge into, or sell or lease all or substantially all of its assets to, any individual, corporation, or other entity.

18. REMEDIES. Lessor and Lessee agree that Lessor's damages suffered by reason of an Event of Default are uncertain and not capable of exact measurement at the time this lease is executed because the value of the equipment at the expiration of this lease is uncertain, and therefore they agree that for purposes of this paragraph 18 "Lessor's Loss" as of any date shall be the sum of the following:
(1) the amount of all rent and other amounts payable by Lessee hereunder due but unpaid as of such date plus (2) the amount of all unpaid rent for the balance of the term of this lease not yet due as of such date discounted from the respective dates installment payments would be due at the rate of 5% per annum plus (3) 10% of the cost of the equipment subject to this lease as of such date.

     Upon the occurrence of an Event of Default and at any time thereafter, LESSOR may exercise any one or more of the remedies listed below as Lessor in its sole discretion may lawfully elect; provided, however, that upon the occurrence of an Event of Default specified in paragraph 17(d), an amount equal to Lessor's loss as of the date of such occurrence shall automatically become and be immediately due and payable without notice or demand of any kind.

a) Lessor may, by written notice to lessee, terminate this lease and declare an amount equal to Lessor's loss as of the date of such notice to be immediately due and payable, and the same shall thereupon be and become immediately due and payable without further notice or demand and all rights of Lessee to use the Equipment shall terminate but lessee shall be and remain liable as provided in this paragraph 18. Lessee shall at its expense promptly deliver the Equipment to Lessor at a location or locations within the continental United States designated by Lessor. Lessor may also enter upon the premises where the Equipment is located and take immediate possession of and remove the same with or without instituting legal proceedings.

b) Lessor may proceed by appropriate court action to enforce performance by Lessee of the applicable covenants of this lease or to recover, for breach of this lease, Lessor's Loss as of the date Lessor's Loss is declared due and payable hereunder; provided, however, that upon recovery of Lessors Loss from Lessee in any such action without having to repossess and dispose of the Equipment, Lessor shall transfer the Equipment to Lessee at its then location upon payment of any additional amount due under clauses (d) and (e) below.

c) In the event Lessor repossesses the Equipment, Lessor shall either retain the Equipment in full satisfaction of Lessee's obligation hereunder or sell or lease each item of equipment in such manner and upon such terms as Lessor may in its sole discretion determine. The proceeds of such sale or lease shall be applied to reimburse Lessor for Lessor's Loss and any additional amount due under clauses (d) and (e) below. Lessor shall be entitled to any surplus and Lessee shall remain liable for any deficiency. For purposes of this subparagraph, the proceeds of any lease of all or any part of the Equipment by Lessor shall be the amount reasonably assigned by Lessor as the cost of such Equipment in determining the rent under such lease.

d) Lessor may recover interest on the unpaid balance of Lessor's Loss from the date it becomes payable until fully paid at the rate of the Lesser of 8% per annum or the highest rate permitted by law.

e) Lessor may exercise any other right or remedy available to it bylaw or by agreement, and may in any event recover legal fees and other expenses incurred by reason of an Event of Default or the exercise of any remedy hereunder, including expenses of repossession, repair, storage, transportation, and disposition of the Equipment.

     If any supplement is deemed at any time to be a lease intended as security, Lessee grants Lessor a security interest in the Equipment to secure its obligations under this lease and all other indebtedness at any time owing by Lessee to Lessor and agrees that upon the occurrence of an Event of Default, in addition to all of the other rights and remedies available to Lessor hereunder, Lessor shall have all of the rights and remedies of a secured party under the Uniform Commercial Code.

     No remedy given in this paragraph is intended to be exclusive, and each shall be cumulative but only to the extent necessary to permit Lessor to recover amounts for which Lessee is liable hereunder no express or implied waiver by Lessor of any breach of Lessee's obligations hereunder shall constitute a waiver of any other breach of Lessee's obligations hereunder.

19. NOTICES. Any written notice hereunder to Lessee or Lessor shall be deemed to have been given when delivered personally or deposited in the United States mails, postage prepaid, addressed to recipient at its address set forth above or at such other address as may be last known to the sender.

20. NET LEASE AND UNCONDITIONAL OBLIGATION. This lease is a completely net lease and Lessees obligation to pay rent and amounts payable by Lessee under paragraphs 12 and 18 is unconditional and not subject to any abatement, reduction, setoff or defense of any kind.

21. NON-CANCELABLE LEASE. This lease cannot be canceled or terminated except as expressly provided herein.

22. SURVIVAL OF INDEMNITIES. Lessee's obligations under paragraphs 7, 8, and 18 shall survive termination or expiration of this lease.

23. COUNTERPARTS. There shall be but one counterpart of the Master Lease and of each Supplement and such counterpart will be marked "Original." To the extent that any Supplement constitutes chattel paper (as that term is defined by the Uniform Commercial Code), a security interest may only be created in the Supplement marked "Original."

24. MISCELLANEOUS. This Master Lease and related Supplement(s) constitute the entire agreement between Lessor and Lessee and may be modified only by a written instrument signed by Lessor and Lessee. Any provision of this lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions of this lease, and any such unenforceability in any jurisdiction shall not render unenforceable such provision in any other jurisdiction. If this lease shall in all respects be governed by, and construed in accordance with, the substantive laws of the State of Minnesota. in the event there is more than one Lessee named herein or in any Supplement, the obligations of each shall be joint and several.

 Lessor: Wells Fargo Equipment Finance, Inc.            Labor Ready Southwest, Inc., Lessee

 By___________________________________                  By___________________________________

 Title________________________________                  Title________________________________

                                                        MASTLEAS: SKS:04271999:1616:2117:46866-100:52036

                                  AMENDMENT TO
            TO MASTER LEASE #46866 DATED APRIL 27, 1999 (THE "LEASE")
                                     BETWEEN
                     LABOR READY SOUTHWEST, INC. ("LESSEE")
                                       AND
                 WELLS FARGO EQUIPMENT FINANCE, INC. ("LESSOR")

 Lessor and Lessee hereby mutually agree to amend the Lease as follows:

 Paragraph 12 is amended by inserting in the second line after the phrase "shall promptly" the phrase "either (i) replace the Equipment with identical equipment and thereupon the replacement equipment shall be come the Equipment or (ii)".

 Paragraph 12 is further amended by adding the following before the last sentence thereof: "If Lessee elects to replace the equipment, Lessee shall transfer to Lessor title to such replacement equipment, free and clear of any and all liens, claims and encumbrances."

 Except as modified herein, the terms and conditions of the Lease remain the same.

 IN WITNESS WHEREOF, Lessor and Lessee have executed this
    Amendment this ____ day of ______________________1999.

 Wells Fargo Equipment Finance, Inc.                Labor Ready Southwest, Inc.

 By:___________________________________             By:___________________________________
 Its:__________________________________             Its:__________________________________

                                                     SUPPLEMENT TO MASTER LEASE
                                                             OPTION TO PURCHASE

                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048

                                        Supplement Number 46866-100 Dated as of
                                        April 27, 1999 to Master Lease Number
                                        46866 Dated as of April 27, 1999

 Name and Address of Lessee:
 Labor Ready Southwest, Inc.
 1016 S. 28th Street
 Tacoma, WA 98409

 This is a Supplement to the Master Lease identified above between Lessor and Lessee (The "Master Lease'). Upon the execution and delivery by Lessor and Lessee of this Supplement, Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease from Lessor, the Equipment described below upon the terms and conditions of this Supplement and the Master Lease. All terms and conditions of the Master Lease shall remain in full force and effect except to the extent modified by this Supplement. This Supplement and the Master Lease as it relates to this Supplement are hereinafter referred to as the "Lease".

 EQUIPMENT DESCRIPTION:
 (37) DIEBOLD 1064 IX FRONT LOAD CASH DISPENSERS
 LOCATED AS MORE FULLY DESCRIBED ON EXHIBIT B

 EQUIPMENT LOCATION: , ,


 SUMMARY OF PAYMENT TERMS
 INITIAL TERM IN MONTHS: 72                               TOTAL COST: $512,501.80
 PAYMENT FREQUENCY: MONTHLY                               TOTAL BASIC RENT.- $532,757.52
 BASIC RENTAL PAYMENT: $7,399.41 PLUS                     INTERIM RENT DAILY RATE: .048
   APPLICABLE SALES AND USE TAX
 NUMBER OF INSTALLMENTS: 72                               INTERIM RENT CUTOFF DATE: MAY 31, 1999
 ADVANCE PAYMENTS: FIRST DUE ON SIGNING THIS LEASE        SECURITY DEPOSIT. N/A

END OF TERM OPTIONS:

1. Upon expiration of the initial term of the Lease and, provided that the Lease has not been terminated early and Lessee is in compliance with the Lease in all respects, then Lessee may exercise one of the following options:

     (i) purchase all but not less than all of the Equipment at the expiration of the initial term of the Lease for a purchase price of 20.00% of the original cost of the Equipment or the then Fair Market Value of the Equipment, whichever is greater, upon satisfaction of the following
     Conditions: (a) Lessee gives Lessor written notice at least 60 days but not more than 120 days before the expiration of the initial term of the Lease of Lessee's election to purchase the Equipment hereunder and (b) Lessee delivers a certified or cashiers check for the purchase price on or before the expiration of the initial term of the Lease. If there is a default in the Lease existing when the purchase price is received, Lessor may apply the funds received to cure the default. "Fair Market Value" of the Equipment for purposes of this paragraph shall bean amount determined according to this paragraph. Upon receipt of Lessee's notice of election to purchase the Equipment, Lessee and Lessor will attempt to agree on an amount during the next 30 days, and the amount so agreed upon shall be the Fair Market Value. In the event Lessor and Lessee cannot agree on an amount during such 30-day period, then each party shall choose an independent appraiser, and the two appraisers shall each determine the fair market value of the Equipment on the basis of an arm's-length sale between an informed and willing buyer (other than a buyer currently in possession) and an informed and willing seller under no compulsion to sell. The average of the amounts determined by the two appraisers shall be the fair market value. each party shall pay the expenses of the appraiser it chooses; or

     (ii) if the Lessee for any reason does not purchase the Equipment pursuant to and in accordance with the option granted in paragraph 1(i) (the "Option'), then Lessee shall on the expiration date of the initial term of the Lease be required to pay Lessor a rental of $8,757.78 per month payable monthly in advance as renewal rent for a renewal period of 12 months beginning at the expiration date of the initial term of the Lease, and the Lease shall be renewed and extended for such period on the same terms and conditions (other than the rent and the term). Upon expiration of such renewal period, Lessee shall return the Equipment in accordance with the Lease.

2. If on account of casualty or otherwise less than all of the Equipment is subject to the Lease at the expiration of the initial term of the Lease, then the option price under paragraph i (i) shall be computed with reference only to the items of Equipment then subject to the Lease, and the dollar figure for fixed rent in paragraph 1(ii) shall be reduced proportionately based on the proportion that the original cost of the remaining Equipment bears to the original cost of all Equipment.

3. If Lessee should give timely notice of election to purchase the Equipment as provided in paragraph 1 and fail to make timely payment of the purchase price, then Lessor may in its sole discretion, by written notice to Lessee,
     (a) treat the Equipment as purchased and enforce payment of the purchase price, or (b) declare a failure to meet the conditions of purchase whereupon the interest of Lessee in the Lease and the Equipment shall terminate automatically.

4. Following Lessor's receipt of the purchase price for the Equipment and upon request by Lessee, Lessor will deliver a bill of sale transferring the Equipment to Lessee. Lessor hereby warrants that at the time of transfer the Equipment will be free of all security interests and other liens created by or arising through Lessor. LESSOR MAKES NO OTHER WARRANTY WITH RESPECT TO THE EQUIPMENT, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE AND ANY LIABILITY FOR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR THE INABILITY TO USE THE EQUIPMENT.

5. Lessee agrees to pay all sales and use taxes arising on account of any sale of the Equipment upon exercise of the Option.

6. Lessor and Lessee agree that the master lease is hereby amended by deleting the second paragraph of paragraph 2 (relating to automatic extension) and the second paragraph of paragraph 3 (relating to extended terms).

     In addition, paragraphs 12 and 18 (relating to casualty and default) are amended by changing "10%" where it appears therein to "20.00%"

7. Lessor makes no representations with respect to the income tax consequences of this Agreement.


 LESSOR. WELLS FARGO EQUIPMENT FINANCE, INC.          LABOR READY SOUTHWEST, INC., LESSEE


 BY___________________________________                BY___________________________________


 TITLE________________________________                TITLE________________________________
                                                           SUP1STAM: SKS:04271999:1616:2117:46866-100:52036
______________________________________
 RENT COMMENCEMENT DATE

                                    EXHIBIT B
                               EQUIPMENT LOCATION

 2901 W. Thomas, Suite 2                 Phoenix                AZ      85017
 7137 E. 22nd Street                     Tucson                 AZ      85710
 1638 University Ave.                    Berkeley               CA      94703
 750 St. Clair                           Costa Mesa             CA      92626
 11434 Old River School Rd.              Downey                 CA      90241
 2315 W. Colorado Blvd.                  Eagle Rock             CA      90065
 22404 Norwalk Blvd.                     Hawaiian Gardens       CA      90716
 677 W. Tennyson                         Hayward                CA      94544
 6379 Hollywood Blvd.                    Hollywood              CA      90028
 18582 Beach Blvd. Suite 2               Huntington Beach       CA      92647
 1570-1580 La Habra Blvd.                La Habra               CA      90631
 5873 Atlantic Ave.                      Long Beach             CA      90805
 2211 N. Broadway                        Los Angeles            CA      90031
 2498-2500 S. Figueroa                   Los Angeles            CA      90007
 8660 Foothills Blvd.                    Los Angeles            CA      91040
 1210 W. 16th Street                     Merced                 CA      95340
 3330 McHenry Ave.                       Modesto                CA      95350
 1742-1744 E. Chapman Ave.               Orange                 CA      92667
 1638 W. Mission Blvd.                   Pomona                 CA      91766
 18 Colton Ave.                          Redlands               CA      92373
 8810 E. Garvey Ave.                     Rosemead               CA      91770
 4740 Clairemont Mesa Blvd.              San Diego              CA      92117
 3379 26th Street                        San Francisco          CA      94110
 4802 Mission St.                        San Francisco          CA      94112
 1423 Branham Lane                       San Jose               CA      95118
 450 S. Norfolk Street                   San Mateo              CA      94401
 2215 F S. Pacific Ave.                  San Pedro              CA      90731
 414 Martin Ave.                         Santa Clara            CA      95050
 917 N. Broadway                         Santa Maria            CA      93458
 2701 Firestone Blvd. Suite E            South Gate             CA      90280
 5918 Pacific Ave.                       Stockton               CA      95207
 2089 Solano Ave.                        Vallejo                CA      94590
 324 E. Vista Way                        Vista                  CA      92084
 2791-B Del Monte St.                    West Sacramento        CA      95691
 5020 E. Tropicana Ave. B9               Las Vegas              NV      89122
 5243 W. Charlston, Suite 5              Las Vegas              NV      89102
 4090 W. 5415 S. Suite 116               Kearns                 UT      84118

 Labor Ready Southwest, Inc.


 By___________________________________


 Title________________________________

                                                    ADDENDUM TO EQUIPMENT LEASE
                                                            EARLY BUYOUT OPTION

                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048

                    Equipment Lease Number 46866-100 Dated as of April 27, 1999

 Name and Address of Lessee:
 Labor Ready Southwest, Inc.
 1016 S. 28th Street
 Tacoma, WA 98409

 This Addendum is an addition to the Equipment Lease identified above between Lessee and Lessor (the "Lease"). All terms and conditions of the Lease shall remain in full force and effect except to the extent modified by this Addendum.

 1.  DEFINITIONS. The following terms shall have the following meanings:

     Option: the early buyout option granted in paragraph 2

     EBO Date:___________  (after payment number 60)
     EBO Price: 36.56% of the original cost to Lessor of the Equipment to be purchased upon exercise of the Option.

2. THE OPTION. Provided that the Lease has not been terminated before the EBO Date and no Event of Default under the Lease has occurred and is continuing on the EBO Date, then Lessee may, upon at least 30 days but not more than 90 days prior written notice to Lessor, purchase on the EBO Date all but not less than all of the Equipment subject to the Lease on the EBO Date for a purchase price equal to the EBO Price.

 3. SALES TAX. Lessee shall pay any sales tax payable on the sale of the Equipment pursuant to the Option.

4. TRANSFER OF EQUIPMENT. If Lessee exercises the Option, and if on the EBO Date the conditions set forth in paragraph 2 are satisfied and Lessee pays the EBO Price plus the sales tax referred to in paragraph 3 plus all accrued but unpaid rent and any other amounts owing under the Lease, then on the EBO Date the Equipment shall be deemed transferred to Lessee at its then location. Upon request by Lessee, Lessor will deliver a bill of sale transferring the Equipment to Lessee. Lessor hereby warrants that at the time of transfer the Equipment will be free of all security interests and other liens created by or arising through Lessor.

5. TAX INDEMNITY. Lessor's loss of, or loss of the right to claim, or recapture of, all or any part of the federal or state income tax benefits Lessor anticipated as a result of entering into the Lease and owning the Equipment is referred to herein as a "Loss." If for any reason (including the existence of the Option) the Lease as in effect before the Option is exercised is not a true Lease for federal or state income tax purposes, or if for any reason (even though the Lease may be a true Lease) Lessor is not entitled to depreciate the Equipment for federal or state income tax purposes for the period before the option is exercised in the manner that Lessor anticipated when entering into the Lease, and as a result Lessor suffers a loss, then Lessee agrees to pay Lessor a lump-sum amount which, after the payment of all federal, state, and local income taxes on the receipt of such amount, and using the same assumptions as to tax benefits and other matters lessor used in originally evaluating and pricing the Lease, will in the reasonable opinion of Lessor maintain Lessor's net after-tax rate of return with respect to the Lease at the same level it would have been if such loss had not occurred. The Lessor makes no representation with respect to the income tax consequences of the Lease, the option, or the Equipment Lessor will notify Lessee of any claim that may give rise to indemnity hereunder. Lessor shall make a reasonable effort to contest any such claim but shall have no obligation to contest such claim beyond the administrative level of the Internal Revenue Service or other taxing authority. In any event, Lessor shall control all aspects of any settlement and contest. Lessee agrees to pay the legal fees and other out-of-pocket expenses incurred by Lessor in defending any such claim even if Lessor's defense is successful.

 Notwithstanding the foregoing, Lessee shall have no obligation to indemnify Lessor for any loss caused solely by (a) a casualty to the Equipment if Lessee pays the amount Lessee is required to pay as a result of such casualty, (b) Lessor's sale of the Equipment other than on account of an Event of Default Hereunder, (c) failure of Lessor to have sufficient income to utilize its anticipated tax benefits or to timely claim such tax benefits, and (d) a change in tax law (including tax rates) effective after the Lease begins.

 For purposes of this paragraph 5, the term "Lessor" shall include any member of an affiliated group of which Lessor is (or may become) a member if consolidated tax returns are filed for such affiliated group for federal income tax purposes. Lessee's indemnity obligations under this paragraph 5 shall survive termination of the Lease and (if the Option is exercised) payment of all amounts owing under the Lease following exercise of the Option. Failure to pay indemnity as required by this paragraph may become an Event of Default under paragraph 17(b) of the Lease.


 LESSOR: WELLS FARGO EQUIPMENT FINANCE, INC.         LABOR READY SOUTHWEST, INC., LESSEE

 BY___________________________________               BY___________________________________
 TITLE________________________________               TITLE___________________________________
                                                     EQAEBO: SKS:04271999:1617:2117:46866-100.52036

April 27, 1999

Mr. Bob Sovern
Labor Ready Southwest, Inc.
1016 S. 28th Street
Tacoma, WA 98409

RE: Sales Tax/Property Tax for Master Lease #46866 dated April 27, 1999 and all Supplements thereto.

Dear Mr. Sovern:

By notice of this letter, Labor Ready Northwest, Inc. ("Labor Ready") hereby informs Wells Fargo Equipment Finance, Inc. ("WFEFI") that Labor Ready shall be completely and solely responsible for the collection and remittance, and all other processes, with regards to the sales/use tax and property tax, whether now or hereafter applicable, due and payable, with respect to the above referenced Lease Supplements.

Labor Ready hereby indemnifies and holds harmless WFEFI with respect to any and all taxes as referenced in Paragraph seven (7) of the Master Lease.

Sincerely,

Labor Ready Southwest, Inc.

By:___________________________________

Its:__________________________________

                                                             PAY PROCEEDS LETTER

                       Wells Fargo Equipment Finance, Inc.
                       633 17th Street, Third Floor
 WELLS FARGO           Denver, CO 80202



     In reference to Contract Number 46866-100 dated as of April 27, 1999, Wells Fargo Equipment Finance, Inc. is irrevocably instructed to disburse payment as follows:

     PAYEE                       INVOICE NUMBER           AMOUNT
---------------------------------------------------------------------
     Diebold                     Various                  $512,501.80

     TOTAL FINANCED                                       $512,501.80

     Dated:________________________________

     Labor Ready Southwest, Inc.


     By:___________________________________

     Its:__________________________________

                                                 CERTIFIED CORPORATE RESOLUTION

                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048

I hereby certify that i am the duly elected ________________________________ of LABOR READY SOUTHWEST, INC., (The "Corporation"), and that the following resolution is a true and correct copy of a resolution duly adopted by the board of directors of the Corporation in the following manner (check and complete one).

  |_| in a writing dated _________________________  signed by all the directors.

  |_| at a valid meeting of the directors held on______________________________.

 "RESOLVED that the President, any Vice President, the Treasurer, the Secretary, or any other officer of this corporation be and s/he hereby is authorized to execute from time to time, on behalf of this corporation, leases, installment sale contracts, promissory notes, and security agreements, together with any and all related documents, in connection with equipment financing, any such documents in connection with such financing to be in such form and to contain such terms as the officer signing the same shall approve, his/her approval to be conclusively evidenced by his/her signature thereto."

 Dated___________________________________


 Signature_______________________________


 Title___________________________________

                                                 CERTIFIED CORPORATE RESOLUTION
                                                            CORPORATE GUARANTOR

                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048

 I hereby certify that I am the duly elected________________ of LABOR READY, INC., (the "Corporation"), and that the following resolution is a true and correct copy of a resolution duly adopted by the board of directors of the Corporation in the following manner (check and complete one).

  |_| in a writing dated _________________________ signed by all the directors.

  |_| at a valid meeting of the directors held on___________________.

 "RESOLVED that the President, any Vice President, the Treasurer, the Secretary, or any other officer of this corporation be and s/he hereby is authorized to execute from time to time, on behalf of this corporation, guarantees of leases, installment sale contracts, and promissory notes executed by LABOR READY SOUTHWEST, INC. (the "Customer") in connection with equipment financing obtained by Customer from time to time from Wells Fargo Equipment Finance, Inc., any such guaranty to be in such form and to contain such terms as the officer signing the same shall approve, his/her approval to be conclusively evidenced by his/her signature thereto."

 Dated___________________________________

 Signature_______________________________

 Title___________________________________

                                                                       GUARANTY

                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048

 To induce Wells Fargo Equipment Finance, Inc. ("Creditor,) From time to time to extend credit to or for the account of LABOR READY SOUTHWEST, INC., ("Debtor') by way of lease, loan, installment sale contract or any other means, the undersigned hereby agrees as follows:

1. The undersigned hereby absolutely and unconditionally guarantees to Creditor the full and prompt payment and performance when due of each and every debt, liability and obligation of every type and description that Debtor may now or in the future owe to Creditor whether absolute or contingent or primary or secondary (the "Obligations" and each an "Obligation').

2. The undersigned hereby waives (i) notice of the acceptance hereof by Creditor and of the creation and existence of the Obligations and (ii) any and all defenses otherwise available to guarantor or accommodation party.

3. This guaranty is absolute and unconditional, and the liability of the undersigned hereunder shall not be affected or impaired in any way by any of the following, each of which Creditor may agree to without notice to or the consent of the undersigned- (a) any extension or renewal of any Obligation whether or not for longer than the original period, (b) any change in the terms of payment or other terms of any Obligation or any collateral therefor, or any exchange, release of, or failure to obtain any collateral therefor, (c) any waiver or forbearance granted to Debtor or any other person liable with respect to any Obligation or any release of, compromise with, or failure to assert rights against Debtor or any such other person, (d) the application or failure to apply in any particular manner any payments or credits on the Obligations, and (e) the creation of Obligations from time to time.

4. This Guaranty shall continue in force and be binding upon the undersigned whether or not all the Obligations are paid in full until this Guaranty is revoked prospectively as to future transactions by written notice from the undersigned actually received by Creditor. Such revocation shall not be effective as to Obligations existing or committed for at the time of actual receipt of such notice or as to any renewals, extensions and refinancings thereof.

5. Creditor shall not be required before exercising and enforcing its rights under this Guaranty first to resort for payment of any Obligation to Debtor or to any other person or to any collateral. The undersigned agrees not to obtain reimbursement or payment from Debtor or any other person obligated with respect to any Obligation or from any collateral for any Obligation until all Obligations have been paid in full.

6. The undersigned shall be and remain liable for any deficiency following foreclosure of any mortgage or security interest securing any Obligation whether or not the liability of Debtor under such Obligation is discharged by such foreclosure.

7. If any payment applied to any Obligation is thereafter set aside, recovered, rescinded or required to be returned for any reason (including on account of a preference in the bankruptcy of Debtor), the Obligation to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence notwithstanding such application, and this Guaranty shall be enforceable as to such Obligation as fully as if such application had never been made.

8. The undersigned agrees to pay all costs, expenses and legal fees paid or incurred by Creditor in connection with enforcing any Obligation and this Guaranty.

9. This Guaranty shall be binding upon the estate, heirs, successors and assigns of the undersigned, and shall inure to the benefit of the successors and assigns of Creditor.

Dated as of: April 27, 1999

LABOR READY, INC.

By___________________________________
Name (Please print or type)

Title________________________________

Principle place of business:

_____________________________________

_____________________________________

Phone:_______________________________

                                          DELIVERY AND ACCEPTANCE CERTIFICATION

                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048

                               Supplement Number 46866-100 dated as of
                               April 27, 1999 TO Master Lease Number
                               46866 dated as of April 27, 1999
 Name and Address of Lessee:
 Labor Ready Southwest, Inc.
 1016 S. 28th Street
 Tacoma, WA 98409


 Equipment Description:
 (37) Diebold 1064 IX Front Load Cash Dispensers located as more fully described on Exhibit B

 EQUIPMENT LOCATION: , ,

 DELIVERY AND ACCEPTANCE CERTIFICATION:

 All of the Equipment described above (the "Equipment") has been delivered to us pursuant to the Master Lease referred to above (the "Master Lease") and we hereby accept the Equipment as of the date set forth below and agree that the Equipment is now subject to the Master Lease.

Dated:___________________________________

Labor Ready Southwest, Inc.
_________________________________________
Lessee

By_______________________________________

Title____________________________________

                                                              AUTHORIZATION FOR
                                                         AUTOMATIC PAYMENT PLAN

                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048

Here's how it works:

You authorize regularly scheduled payments to be made from your checking or savings account. Your payments will be made automatically on the contract due date as indicated on your monthly invoice. Proof of payment will appear with your bank statement.

The authority you give to charge your account will be effective for all current and future contracts with Wells Fargo Equipment Finance, Inc. ("Creditor') and will remain in effect until you notify us or your bank in writing to terminate the authorization.

PLEASE MAKE YOUR REGULAR PAYMENT UNTIL YOUR MONTHLY INVOICE INDICATES THAT THE AUTOMATIC PAYMENT PLAN IS IN EFFECT.

I authorize Creditor and the bank named below to initiate variable entries to my checking/savings account. This authority will remain in effect until I notify Creditor or the bank in writing to cancel it in such time as to afford the bank a reasonable opportunity to act on it. I can stop payment of any entry by notifying Creditor or my bank three days before my account is charged. I can have the amount of an erroneous charge immediately credited to my account up to 15 days following issuance of my bank statement or 46 days after posting, whichever occurs first.


         LABOR READY SOUTHWEST, INC.
         ____________________________________________
         Company Name

         1016 S. 28TH STREET TACOMA, WA 98409
         ____________________________________________
         Company Address

         Authorized Signature and Title______________________     Date___________________________________

         Bank Name___________________________________________     City______________State________________

         Checking Account Number_____________________________     Savings Account Number_________________

         Bank Routing Number     (located between the symbols :000000000: on the bottom of your check)

                  PLEASE ATTACH A VOIDED CHECK OR DEPOSIT SLIP

                               FOR OFFICE USE ONLY

CCAN NUMBER   10046866                   Payment Due Date(s)


_______________________    ________________________    ________________________

                                                                      INSURANCE

                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048
                       PH. 800-322-6220

                 * * * VERIFICATION OF INSURANCE COVERAGE MUST BE OBTAINED PRIOR TO FUNDING * * *

Name and Address of Lessee:
Labor Ready Southwest, Inc.
1016 S. 28th STREET
Tacoma, WA 98409

Equipment Description:
(37) Diebold 1064 IX Front Load Cash Dispensers
Located as more fully described on Exhibit B
Equipment Location: , ,

Please complete, sign and return this form along with your lease documents and also contact your agent to have a certificate of insurance faxed to the attention of Shannon K. Sullivan at 303-293-5555. If a certificate has not been received by the time all other requirements for funding have been met, Wells Fargo Equipment Finance, Inc. will contact your agent directly to request a certificate of insurance as authorized below. in accordance with the provisions of your lease, insurance coverage is required as follows:

1. PROPERTY INSURANCE is required against the loss, theft of or damage to the equipment.
     - The minimum amount of coverage required is $512,501.80
     - Wells Fargo Equipment Finance, Inc., its successors and assigns ("lessor"), must be named as Loss Payee.

2. COMMERCIAL GENERAL LIABILITY INSURANCE is required for bodily injury and property damage.
     - The minimum amount of coverage required is $500,000.00 for each occurrence and $500,000.00 aggregate.
     - Wells Fargo Equipment Finance, Inc., its successors and assigns ("Lessor), must be named as an additional insured.

3. The Property and General Liability policies (the "Policy"), as to the interest of Lessor, shall not be invalidated by any act of omission or commission or neglect or misconduct of Lessee at any time, nor by any foreclosure or other proceeding or notice of sale relating to the insured property, nor by any change in the title or ownership thereof or the occupation of the premises for purposes more hazardous than are permitted by the Policy, provided, that in case lessee shall fail to pay any premium due under the Policy, Lessor may, at its option, pay such premium.

4. The Policy may be canceled at any time by either insurer or Lessee according to its provisions, but in any such case the Policy shall continue in full force and effect for the exclusive benefit of Lessor for ten days after written notice to Lessor of such cancellation and shall then cease.

By signing below Lessee hereby authorizes its agent to adjust its insurance coverage to comply with the above requirements and to forward a certificate of insurance evidencing such coverage to Lessor.

Acknowledged and Agreed:

Authorized Signature:__________________________________ Dated._________________

LESSEE TO COMPLETE THE FOLLOWING:____________________________


Property insurance

 INSURANCE COMPANY                                               POLICY NUMBER
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EFFECTIVE DATE                     EXPIRATION DATE              LIMIT $
---------------------------------------------------------------------------
 AGENCY NAME                                                     AGENT NAME
---------------------------------------------------------------------------
 AGENCY ADDRESS
---------------------------------------------------------------------------
 PHONE NUMBER                                                    FAX NUMBER
---------------------------------------------------------------------------
 LIABILITY INSURANCE (IF DIFFERENT THAN PROPERTY INSURANCE)
---------------------------------------------------------------------------
 INSURANCE COMPANY                  POLICY NUMBER
---------------------------------------------------------------------------
 EFFECTIVE DATE                     EXPIRATION DATE      LIMIT $
---------------------------------------------------------------------------
 AGENCY NAME                                                     AGENT NAME
---------------------------------------------------------------------------
 AGENCY ADDRESS
---------------------------------------------------------------------------
 PHONE NUMBER                                                    FAX NUMBER
---------------------------------------------------------------------------

                                                         ADDITIONAL INFORMATION
                                                    TAX STATUS, BILLING ADDRESS
                                                         AND EQUIPMENT LOCATION

                       Wells Fargo Equipment Finance, Inc.
                       Investors Building, Suite 300
 WELLS FARGO           733 Marquette Avenue
                       Minneapolis, MN 55479-2048

                           CONTRACT NUMBER 46866-100 DATED AS OF APRIL 27, 1999

Name and Address of Lessee:
Labor Ready Southwest, Inc.
1016 S. 28th Street
Tacoma, WA 98409

Equipment Description:
(37) Diebold 1064 IX Front Load Cash Dispensers
Located as more fully described on Exhibit B

Equipment Location: , ,

Billing Address: Labor Ready Southwest, Inc., Attn: Accounts Payable, 1016 S. 28th Street, Tacoma, WA 98409

                       CUSTOMER IS REQUIRED TO COMPLETE ALL SHADED AREAS.

TAX STATUS:

1. SALES/USE TAX: (check one)

   |_| Subject to sales and use tax. (TAX WILL BE CHARGED BASED ON THE STATE
       IN WHICH THE EQUIPMENT IS LOCATED.)

   |_| Exempt from sales and use tax, for the following reason:
       |_| Exemption Certificate attached
       |_| Valid Certificate already on file with Wells Fargo Equipment
           Finance, Inc.

2. PERSONAL PROPERTY TAX: If the Equipment is located in a state or locality that requires reporting of the Equipment on a personal property tax return, Wells Fargo Equipment Finance, Inc. will report the equipment

BILLING ADDRESS:

   |_|The billing address stated above is correct.

   |_|Change the billing address as stated below:






EQUIPMENT LOCATION:

   |_|The equipment will be located at the Equipment location stated above or on the Schedule A.

   |_|The Equipment will be located at:

     (If multiple locations, attach a list indicating by piece of equipment in which City, State, and County each piece of equipment is located.)


 ACKNOWLEDGED.


 (Authorized Signature)_______________________________

                           STATE OF WASHINGTON -UCC-1

THIS UCC-1 FINANCING STATEMENT IS PRESENTED FOR FILING PURSUANT TO THE WASHINGTON UNIFORM COMMERCIAL CODE, CHAPTER 62A.9 RCW, TO PERFECT A SECURITY INTEREST IN THE BELOW NAMED COLLATERAL.

                      PLEASE TYPE FORM                  FILING FEE: $12.00.
-------------------------------------------------------------------------------
1. DEBTOR(S) (SEE INSTRUCTION #2
|_| PERSONAL (last, first, middle name and address)
|_| BUSINESS (LEGAL BUSINESS NAME AND ADDRESS)
         LABOR READY SOUTHWEST, INC.
         1016 S. 28TH STREET
         TACOMA, WA 98409

 TRADE NAME, DBA, AKA:
-------------------------------------------------------------------------------
2. FOR OFFICE USE ONLY

-------------------------------------------------------------------------------
3. SECURED PARTY(IES) (NAME AND ADDRESS
         WELLS FARGO EQUIPMENT FINANCE, INC.
         733 MARQUETTE AVE., THIRD FLOOR
         MINNEAPOLIS, MN 55402

-------------------------------------------------------------------------------
4. ASSIGNEE(S) of SECURED PARTY(IES) if applicable (NAME AND ADDRESS)

-------------------------------------------------------------------------------
5. SECURED PARTY CONTACT PERSON:                      Phone:

-------------------------------------------------------------------------------
6. CHECK ONLY IF APPLICABLE: (FOR DEFINITIONS OF TRANSMITTING UTILITY AND PRODUCTS OF COLLATERAL, SEE INSTRUCTION SHEET.)
|_| Debtor is a Transmitting Utility |_| Products of Collateral are also covered

-------------------------------------------------------------------------------
7. THIS FINANCING STATEMENT covers the following collateral: (ATTACH ADDITIONAL 8-1/2" X 11" SHEET(S) IF NEEDED.) (37) Diebold 1064 IX Front Load Cash Dispensers located as more fully described on Exhibit B.

          THIS TRANSACTION IS INTENDED TO BE A TRUE LEASE AND NOT A SECURITY TRANSACTION AND THE FILING OF THIS FINANCING STATEMENTS IS NOT AN ADMISSION THAT THIS TRANSACTION IS OTHER THAN A TRUE LEASE.

-------------------------------------------------------------------------------
8. RETURN ACKNOWLEDGMENT COPY TO: (NAME AND ADDRESS)
         Wells Fargo Equipment Finance, Inc.
         733 Marquette Ave., Third Floor
         Minneapolis, MN 55402

-------------------------------------------------------------------------------
9. FILE WITH:
         UNIFORM COMMERCIAL CODE
         DEPARTMENT OF LICENSING
         P.O. BOX 9660
         OLYMPIA, WA 98507-9660
         (206) 753-2523
         MAKE CHECKS PAYABLE TO THE DEPARTMENT OF LICENSING

-------------------------------------------------------------------------------
10. FOR OFFICE USE ONLY            IMAGES TO BE FILMED

-------------------------------------------------------------------------------
11. If collateral is described below, this statement may be signed by the Secured Party instead of the Debtor. Please check the appropriate box, complete the adjacent lines and box 13, if collateral is:
     a. |_|already subject to a security interest in another jurisdiction when it was brought into this state or when the debtor's location was changed to this state. (COMPLETE ADJACENT LINES I AND 2)
     b. |_| proceeds of the original collateral described above in which a security interest was perfected. (COMPLETE ADJACENT LINES I AND 2)
     c.   |_| listed on a filing which has lapsed. (COMPLETE ADJACENT LINES I
          AND 2)
     a. |_| acquired after a change of name, identity, or corporate structure of the debtor(s). (COMPLETE ADJACENT LINES 1, 2 AND 3)
         ORIGINAL FILING NUMBER
         FILING OFFICE WHERE FILED
         FORMER NAME OR DEBTOR(S)

-------------------------------------------------------------------------------
12. DEBTOR NAME(S) AND SIGNATURE(S):
     LABOR READY SOUTHWEST, INC.
         TYPE NAME(S) OF DEBTOR(S) AS IT APPEARS IN BOX 1.
         By:
   SIGNATURE(S) OF DEBTOR(S)

   SIGNATURE(S) OF DEBTORS)

-------------------------------------------------------------------------------
13. SECURED PARTY NAME(S) AND SIGNATURE(S) ARE REQUIRED IF BOX 11 HAS BEEN COMPLETED. WELLS FARGO EQUIPMENT FINANCE, INC.
         TYPE NAME(S) OF SECURED PARTY(IES) AS IT APPEARS IN BOX 3 OR 4.
         By:
   SIGNATURE(S) OF SECURED PARTY(IES)

   SIGNATURE(S) OF SECURED PARTY(IES)

            FORM APPROVED FOR USE IN THE STATE OF WASHINGTON (R/7/93)
                                WASHINGTON UCC-1
                         COPY 1 - FILING OFFICER - INDEX